Exhibit 10.13

NO. 2007-75853

MICHAEL A. ALBOSTA, SAM	§	IN THE DISTRICT COURT
LIANELL, LARRY BAIRD, JIM	§
GATHERS, PATRICIA FALCONE,	§
L. SCOTT FRAZIER,	§
LOUIS GOMEZ, DARREN	§
JONES, MOHAMED NAWAR, KYLE	§
PIERCE, DESMOND REID, ORIS	§
RIVES, CRISTIAN TURRINI, JOHN	§	HARRIS COUNTY, TEXAS
VANDERBERGHE, AND TOM WRIGHT	§
V.	§
EVERETT BASSIE, CHERYL DOTSON,	§
CARLOS MENDOZA, JULIETTA MORAN,	§
GEORGE SCHILLING, AND ANTONIO	§
ZAP ATA	§	281ST JUDICIAL DISTRICT

SETTLEMENT AGREEMENT AND MUTUAL RELEASE

Plaintiffs, MICHAEL A. ALBOSTA, SAM LIANELL, LARRY BAIRD, JIM GATHERS, PATRICIA FALCONE, L. SCOTT FRAZIER, LOUIS GOMEZ, DARREN JONES, MOHAMED NAWAR, KYLE PIERCE, DESMOND REID, ORIS RIVES, CHRISTIAN TURRINI, JOHN VANDERBERGHE, AND TOM WRIGHT (referred to collectively hereafter as "PLAINTIFFS") and CHERYL DOTSON, EVERETT BASSIE, CARLOS MENDOZA, JULIETTA MORAN, GEORGE SCHILLING, AND ANTONIO ZAPATA (referred to collectively hereafter as "DEFENDANTS) enter into this Confidential Settlement Agreement and Mutual Release (the "Agreement"), and agree that:

WHEREAS, Plaintiffs filed suit in the 281st District Court of Harris County, Texas under in the following styled matter: Cause No. 2007-75853; Michael A. Albosta, Sam Lianell, Larry Baird, Jim Gathers, Patricia Falcone, L. Scott Frazier, Louis Gomez, Darren Jones, Mohamed Nawar, Kyle Pierce, Desmond Reid, Oris Rives, Cristian Turrini, John Vanderberghe, and Tom Wright vs. Everett Bassie, Cheryl Dotson, Carlos Mendoza, Julietta Moron, George Schilling and Antonio Zapata (the "Lawsuit") in which Plaintiffs alleged, among other things, breach of fiduciary duty, fraud, conspiracy, and negligence whereby they sought, among other things, actual damages, consequential damages, punitive damages, interest, costs, and cancellation of stock;

WHEREAS, Defendants have at all times denied all allegations asserted by Plaintiffs; and

WHEREAS, Plaintiffs and Defendants (the "Parties") desire that all matters in dispute between them be terminated and resolved without further legal proceedings.

NOW, THEREFORE, in consideration of the promises and covenants contained in this Agreement and Release, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the Parties, the Parties agree as follows:

1. Consideration. In consideration for signing this Agreement and Release and in compliance with the promises made herein, and other good and valuable consideration, the parties agree as follows.

2. No Consideration Absent Execution of this Agreement. Each and every Plaintiff hereby agrees and affirms that they have each received sufficient consideration in entering into this Agreement.

3. Release of Claims bv Plaintiffs. MICHAEL A. ALBOSTA. SAM LIANELL. LARRY BAIRD, JIM GATHERS, PATRICIA FALCONE, L. SCOTT FRAZIER, LOUIS GOMEZ, DARREN JONES, MOHAMED NAWAR, KYLE PIERCE DESMOND REID, ORIS RIVES, CHRISTIAN TURRINI, JOHN VANDERBERGHE, AND TOM WRIGHT knowingly and voluntarily release and forever discharge, to the full extent permitted by law, CHERYL DOTSON, EVERETT BASSIE, GEORGE SCHILLING, CARLOS MENDOZA, JUIETTA MORAN, and ANTONIO ZAP ATA (collectively referred to hereafter as "Released Defendants") of and from any and all claims, actions, causes of action, appeals, suits, rights, obligations, damages, losses, charges, debts, liabilities, and demands, whatsoever, known and unknown, disclosed or undisclosed, matured or unmatured, in law, equity, or otherwise, asserted and unassorted, that Plaintiffs have or may have against the Released Defendants as of the date of execution of this Agreement and Mutual Release, including, but not limited to, any alleged violation of:

(a)	Any Direct or Indirect Claims including any derivative action brought by and/or on behalf of Plaintiffs;
(b)
Any Texas-based common law cause of action or purported cause of action, including but not limited to breach of contract, conversion, misappropriation, theft of property, breach of fiduciary duty, fraudulent inducement, fraud, civil conspiracy; intentional infliction of emotional distress; negligence of any type; breach of contract of any type (express, oral, implied); misrepresentation; promissory estoppel; defamation; libel; gross negligence; conspiracy; invasion of privacy; equitable estoppel; violation of public policy; loss of consortium; tortious interference with any current or prospective business relationship;

(c)	Any purported claim relating to Released Defendants' employment and duties at Calypso Wireless;
(d)	Any federal or state violation of any securities laws and any violation of Delaware law;
(e)	Any other public policy, contract, tort, or common law;
(f)	Breach of Contract, quantum meruit, or unjust enrichment; or
(g)	Any claim for costs, fees, or other expenses including attorneys' fees incurred by Plaintiffs; and
(h)	All claims that were asserted and/or that could have been asserted in the Lawsuit.

4.           Release of Claims by Defendants. CHERYL DOTSON, EVERETT BASSIE, GEORGE SCHILLING, CARLOS MENDOZA, JUIETTA MORAN, and ANTONIO ZAP ATA knowingly and voluntarily release and forever discharge, to the full extent permitted by law, MICHAEL A. ALBOSTA, SAM LIANELL, LARRY BAIRD, JIM GATHERS, PATRICIA FALCONE, L. SCOTT FRAZIER, LOUIS GOMEZ, DARREN JONES, MOHAMED NAWAR, KYLE PIERCE DESMOND REID, ORIS RIVES, CHRISTIAN TURRINI, JOHN VANDERBERGHE, AND TOM WRIGHT (collectively referred to hereafter as "Released Plaintiffs") of and from any and all claims, actions, causes of action, appeals, suits, rights, obligations, damages, losses, charges, debts, liabilities, and demands, whatsoever, known and unknown, disclosed or undisclosed, matured or unmatured, in law, equity, or otherwise, asserted and unassorted, that Defendants have or may have against the Released Plaintiffs as of the date of execution of this Agreement and Mutual Release, including, but not limited to, any alleged violation of:

(a)	Any Direct or Indirect Claims including any derivative action brought by and/or on behalf of Defendants;
(b)
Any Texas-based common law cause of action or purported cause of action, including but not limited to breach of contract, conversion, misappropriation, theft of property, breach of fiduciary duty, fraudulent inducement, fraud, civil conspiracy; intentional infliction of emotional distress; negligence of any type; breach of contract of any type (express, oral, implied); misrepresentation; promissory estoppel; defamation; libel; gross negligence; conspiracy; invasion of privacy; equitable estoppel; violation of public policy; loss of consortium; tortious interference with any current or prospective business relationship;

(c)	Any purported claim relating to Released Plaintiffs' employment and duties at Calypso Wireless;
(d)	Any federal or state violation of any securities laws and any violation of Delaware law;
(e)	Any other public policy, contract, tort, or common law;
(f)	Breach of Contract, quantum meruit, or unjust enrichment; or
(g)	Any claim for costs, fees, or other expenses including attorneys' fees incurred by Defendants; and
(h)	All claims that were asserted and/or that could have been asserted in the Lawsuit.

5.           No Claims Exist. Plaintiffs hereby represent, warrant, and confirm that they have not filed, caused to be filed, or is a party to any claim, charge, complaint, or action any of the Defendants in any forum or form, other than the Lawsuit filed by Plaintiffs against Released Defendants. In the event that any such claim, grievance, charge, complaint, or legal action is filed, Plaintiffs shall not be entitled to recover any damages or relief therefrom, including costs and attorneys' fees and Plaintiffs agree to immediately file a dismissal of any and all claim, grievance, charge, complaint, or legal action. Plaintiffs acknowledge that they are the sole owner of all claims released herein and that they have not assigned any interest in their claims in the Action or any claims released by this Agreement and Mutual Release to any person or entity, but for the contingent fee interest held by their attorneys, if such is applicable.

6.           Agreed Dismissal with Prejudice. Plaintiffs agree to take all steps necessary to dismiss all claims asserted in the Lawsuit with prejudice to their right to re-file same, with each party to bear their or own costs and attorneys' fees. Plaintiffs, by and through their attorneys, shall execute the Agreed Dismissal with Prejudice, attached as Exhibit "A" to be presented to the Court.

7.           Governing Law and Interpretation.   This Agreement and Mutual Release shall be governed and conformed in accordance with the laws of the State of Texas without regard to its conflict of laws provision. Should any provision of this Agreement and Mutual Release be declared illegal or unenforceable by any court of competent jurisdiction and cannot be modified to be enforceable, excluding the general release language, such provision shall immediately become null and void, leaving the remainder of this Agreement and General Release in full force and effect.

8.           No Admission of Wrongdoing. Plaintiffs agree that neither this Agreement and Mutual Release nor the furnishing of any consideration for this Agreement and Mutual Release shall be deemed or construed at any time for any purpose as an admission by Defendants of any liability or unlawful conduct of any kind. The Parties agree that this Agreement may not be used as evidence in any subsequent proceeding of any kind except one in which one of the Parties alleges a breach of this Agreement and Mutual Release or one in which any of the parties elects to use the Agreement and Mutual Release as a defense to any claim.

9.           Amendment.   This Agreement and Mutual Release may not be modified, altered or changed except upon express written consent of all parties wherein specific reference is made to this Agreement and Mutual Release and the written consent is signed by all Parties.

10.           Basis for parties' Understanding of Agreement.

10.1.       Arms-Length Negotiations. It is understood and agreed that the parties hereto have carefully reviewed this Agreement, that they fully understand its terms, that they sought and obtained independent legal advice with respect to the negotiation and preparation of the Agreement, that thus Agreement has been negotiated and prepared by the joint efforts of the respective attorneys for each of the Parties, and that the parties have relied wholly upon their own judgment and knowledge (and the advice of their respective attorneys). The parties further acknowledge that this Agreement was a product of arms-length negotiations and that the parties were each represented by counsel who fully advised them on the terms of this Agreement and Mutual Release. The parties further acknowledge that based upon the arms-length negotiations, the rule of construing any ambiguous or unclear provision against the drafter shall not apply.

10.2.        No Reliance on Representations or Assumed Facts. THE PARTIES ACKNOWLEDGE THE CONTESTED AND ADVERSARIAL NATURE OF THE LAWSUIT AND UNDERLYING DISPUTES AND  STIPULATE THAT IN EXECUTING THIS AGREEMENT THAT THEY ARE NOT RELYING ON ANY REPRESENTATION BY ANY OTHER PARTY, AGENTS REPRESENTATIVES, OR ATTORNEYS WITH REGARD TO (1) FACTS UNDERLYING THE LAWSUIT; (2) THE SUBJECT MATTER OF THIS AGREEMENT; (3) ANY OTHER FACTS OR ISSUES WHICH MIGHT BE DEEMED MATERIAL TO THE DECISION TO ENTER INTO THIS AGREEMENT, OTHER THAN AS SPECIFICALLY SET FORTH IN THIS AGREEMENT.

10.3.        No Duty. None of the parties are relying upon a legal duty, even if one might exist, which is denied, on the part of any other Party (or such other party's employees, agents, representatives, or attorneys) to disclose any information in connection with the execution of this Agreement, or its preparation, it is expressly understood and agreed that no lack of information on the part of another Party is a ground for challenging this Agreement.

11.           Governing Law. This Agreement shall be governed by and interpreted in accordance with the substantive laws of the State of Texas without regard to its conflict of law principles.

12.           Multiple Counterparts. This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A copy of this Agreement may serve as an original in any legal proceeding involving this Agreement and Mutual Release

13.           Prior Agreements Superseded. This Agreement supersedes all prior agreements, written or oral, between the Parties. It is understood that all future rights and obligations of the Parties as to each other shall be governed solely by this Agreement.

14.           Invalidity.   If any term or provision of this Agreement shall be determined to be unenforceable or invalid or illegal in any respect, the unenforceability, invalidity or illegality shall not affect any other term or provision of this Agreement, but this Agreement shall be construed as if such unenforceable, invalid, or illegal term or provision had never been contained herein.

15.           Non-Assignment of Claims. Plaintiffs hereby represents and warrants that they are the only and lawful owners of any and all claims that were asserted and/or that could have been asserted in the Action and that no portion of any claim being released pursuant to this Agreement has been assigned or conveyed to any other person, party, or entity.

16.           No Oral Modifications. This Agreement may not be modified, amended or terminated orally. No modification, amendment, or termination, or any waiver of any of the provisions of this Agreement, shall be binding unless same is in writing and signed by the person against whom such modification, amendment or waiver is sought to be enforced.

17.           No Waiver. The failure of the Defendants to enforce at any time any provision of this Agreement shall not be constued to be a waiver of such provision, not in any way affect the validity of this Agreement or any part thereof or any right of any person thereafter to enforce each and every provision. No waiver of any breach of this Agreement shall be held to constitute a wavier of any other breach.

18.           Execution of Necessary Documents.    Plaintiffs hereby agree to execute any and all documents reasonably necessary to effectuate the provisions of this Agreement.

IN WITNESS WHEREOF, the parties hereto knowingly and voluntarily executed this Agreement and Mutual Release as of the date set forth below:

SIGNED the__________  day of___________, 2008.

PLAINTIFFS:	/s/ Michael A. Albosta
MICHAEL A. ALBOSTA /s/ Sam Lianell
SAM LIANELL /s/ Larry Baird
LARRY BAIRD /s/ Jim Gathers
JIM GATHERS /s/ Patricia (L) Falcone
PATRICIA FALCONE /s/ L. Scott Frazier
L. SCOTT FRAZIER /s/ Louis Gomez
LOUIS GOMEZ /s/ Darren Jones
DARREN JONES /s/ M. Omar Nawar
MOHAMED NAWAR /s/ Kyle Pierce
KYLE PIERCE /s/ Desmond Reid
DESMOND REID /s/ Oris Rives
ORIS RIVES /s/ Christian Turrini
CHRISTIAN TURRINI

/s/ John Vanderberghe
JOHN VANDERBERGHE /s/ Tom Wright
TOM WRIGHT /s/ Everett Bassie
DEFENDANTS:	EVERETT BASSIE /s/ Cheryl L. Dotson
CHERYL DOTSON /s/ Carlos Mendoza
CARLOS MENDOZA /s/ Julieta Moran
JULIETTA MORAN
GEORGE SCHILLING /s/ Antonio Zapata
ANTONIO ZAP ATA

NO. 2007-75853

MICHAEL A. ALBOSTA, SAM	§	IN THE DISTRICT COURT
LIANELL, LARRY BAIRD, JIM	§
GATHERS, PATRICIA FALCONE,	§
L. SCOTT FRAZIER,	§
LOUIS GOMEZ, DARREN	§
JONES, MOHAMED NAWAR, KYLE	§
PIERCE, DESMOND REID, ORIS	§
RIVES, CRISTIAN TURRINI, JOHN	§	HARRIS COUNTY, TEXAS
VANDERBERGHE, AND TOM WRIGHT	§
V.	§
EVERETT BASSIE, CHERYL DOTSON,	§
CARLOS MENDOZA, JUIETTA MORAN,	§
GEORGE SCHILLING, AND ANTONIO	§
ZAP ATA	§	281ST JUDICIAL DISTRICT

ORDER ON DISMISSAL

Plaintiffs, MICHAEL A. ALBOSTA, SAM LIANELL, LARRY BAIRD, JIM GATHERS, PATRICIA FALCONE, L. SCOTT FRAZIER, LOUIS GOMEZ, DARREN JONES, MOHAMED NAWAR, KYLE PIERCE, DESMOND REID, ORIS RIVES, CHRISTIAN TURRINI, JOHN VANDERBERGHE, AND TOM WRIGHT (referred to collectively hereafter as "PLAINTIFFS") and CHERYL DOTSON, EVERETT BASSIE, CARLOS MENDOZA, JULIETTA MORAN, GEORGE SCHILLING, AND ANTONIO ZAP ATA (referred to collectively hereafter as "DEFENDANTS) hereby file this Agreed Dismissal.

It is therefore ORDERED, ADJUDGED, AND DECREED, that MICHAEL A. ALBOSTA, SAM LIANELL, LARRY BAIRD, JIM GATHERS, PATRICIA FALCONE, L. SCOTT FRAZIER, LOUIS GOMEZ, DARREN JONES, MOHAMED NAWAR, KYLE PIERCE, DESMOND REID, ORIS RIVES, CHRISTIAN TURRINI, JOHN VANDERBERGHE, AND TOM WRIGHT shall take nothing by way of any of their claims against CHERYL DALTON, EVERETT BASSIE, GEORGE SCHILLING, CARLOS MENDOZA, JULIETTA MORAN, and ANTONIO ZAPATA .

Each party shall bear their own costs.

This is a FINAL JUDGMENT. All relief not hereby granted is DENIED.

PRESIDING JUDGE

AGREED AS TO FORM :

ANDREW SHEBAY STATE BAR NUMBER: ADDRESS

ON BEHALF OF PLAINTIFFS

ZIMMERMAN, AXELRAD, MEYER, STERN & WISE, P.C.

By:
Brian W. Zimmerman State Bar
No. 00788746 3040 Post Oak
Blvd., Suite 1300 Houston, TX 77056
Telephone:  713-552-1234
Facsimile:    713-963-0859

ATTORNEYS FOR CHERYL DOTSON, GEORGE SCHILLING, AND EVERETT BASSIE